UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2025

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The amendment and restatement of the Company’s Flexible Stock Plan (the “Plan”) was approved by shareholders at the Annual Meeting of Shareholders held May 7, 2025. The Plan provides for the award of stock-based and other benefits (including stock options, stock appreciation rights, restricted stock, stock units, cash and equity performance awards, other stock-based awards and other awards) to attract and retain valuable employees, directors and other key individuals, align the interests of participants with the interests of shareholders, and reward outstanding performance. The Plan has a term of 10 years expiring in 2035.

Our named executive officers,1 Karl G. Glassman (President & CEO), Benjamin M. Burns (Executive Vice President & CFO), Jennifer J. Davis (Executive Vice President & General Counsel), J. Tyson Hagale (Executive Vice President, President – Bedding Products) and R. Samuel Smith, Jr. (Executive Vice President, President – Specialized Products and Furniture, Flooring & Textile Products) along with our non-employee directors and other key employees, are eligible to receive awards under the Plan. The material terms and conditions of the Plan and the amendments adopted by the shareholders at the Annual Meeting have been previously reported under “Proposal Four: Approval of the Amendment and Restatement of the Flexible Stock Plan” in the Company’s Proxy Statement (beginning on page 22), filed March 26, 2025 (the “Proxy Statement”), and in the Plan document attached as an Appendix to the Proxy Statement. The amendments to the Plan included:

(a)

increasing the number of shares available for future grant under the Plan by 5.0 million. After the amendment, as of March 7, 2025, there was a total of approximately 6.5 million shares available for future grant under the Plan (excluding forfeitures of existing awards that again become available for issuance under the Plan);

(b)	extending the term of the Plan by one year to May 7, 2035;

(c)

allowing for the crediting of dividends or dividend equivalents on unvested awards, but prohibiting the payment of such dividends (or additional awards resulting from dividend equivalents) until such time the underlying awards become vested;

(d)

clarifying that the Human Resources and Compensation (“HRC”) Committee has the right to “clawback” or require a participant to forfeit and repay cash and equity time-based and performance awards under certain circumstances; and

(e)	clarifying that the HRC Committee is prohibited from engaging in a cash buyout of an underwater option or stock appreciation right without shareholder approval.

The above disclosure is only a brief description of the Plan, as amended and restated, and is qualified in its entirety by the description under “Proposal Four: Approval of the Amendment and Restatement of the Flexible Stock Plan” in the Proxy Statement, and the Flexible Stock Plan, attached as an Appendix to the Proxy Statement, each of which is incorporated herein by reference. The Plan, as amended and restated, is incorporated herein by reference as Exhibit 10.1.

1 J. Mitchell Dolloff (former President & CEO) is not eligible for future employee awards under the Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 7, 2025. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Matters voted upon were (i) the election of eight directors; (ii) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) an advisory vote to approve named executive officer compensation as described in the Company’s Proxy Statement; and (iv) approval of the amendment and restatement of the Company’s Flexible Stock Plan. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set forth below.

1. Proposal One: Election of Directors. All eight nominees for director listed in the Proxy Statement were elected to hold office until the 2026 Annual Meeting of Shareholders, or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Angela Barbee	91,652,920	1,965,610	205,898	16,477,708
Robert E. Brunner	87,020,179	6,655,525	148,724	16,477,708
Mary Campbell	90,557,755	3,083,405	183,268	16,477,708
Karl G. Glassman	87,718,867	5,968,191	137,370	16,477,708
Joseph W. McClanathan	85,549,779	8,102,359	172,290	16,477,708
Srikanth Padmanabhan	90,500,929	3,120,541	202,958	16,477,708
Jai Shah	91,650,961	1,992,056	181,411	16,477,708
Phoebe A. Wood	87,180,516	6,397,750	246,162	16,477,708

2. Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
108,464,258	1,601,341	236,537	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation and Related Matters” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
88,934,498	4,680,999	208,931	16,477,708

4. Proposal Four: Approval of the Amendment and Restatement of the Company’s Flexible Stock Plan. The amendment and restatement of the Company’s Flexible Stock Plan was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
89,034,851	4,561,241	228,336	16,477,708

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*	The Company’s Flexible Stock Plan, amended and restated, effective as of May 7, 2025, filed March 26, 2025 as an Appendix to the Company’s Proxy Statement, is incorporated herein by reference.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 9, 2025	By:	/s/ JENNIFER J. DAVIS
Jennifer J. Davis
Executive Vice President – General Counsel

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